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                                                                  Exhibit 10.1

                                THIRD AMENDMENT
                                       TO
                                 LOAN AGREEMENT

         THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into this 11th day of January, 1996, to be effective as of the 29th day of December, 1995, by and among the following:

         PETRUS FUND, L.P., a Texas limited partnership ("Lender");

         ULTRAK, INC., a Delaware corporation ("Ultrak") and the surviving entity of the merger between Ultrak and Ultrak, Inc., a Colorado corporation, which in turn was the surviving entity of the merger between Ultrak, Inc., a Colorado corporation, and Exxis Technologies, Inc., a Texas corporation; and

         ULTRAK OPERATING, L.P., a Texas limited partnership ("Ultrak
Operating").

                                    RECITALS

         A. Ultrak, CCTV Source International, Inc. ("CCTV"), Loss Prevention Electronics Corporation ("LPEC"), and Lender are parties to that certain Loan Agreement dated July 20, 1992 (the "Original Loan Agreement").

         B. Ultrak, CCTV, LPEC, and Lender are parties to that certain First Amendment to Loan Agreement dated as of October 4, 1993 (the "First Amendment"), pursuant to the terms of which, among other things, the revolving line of credit under the Loan Agreement was increased from $3,000,000 to $6,000,000.

         C. Ultrak and Lender are parties to that certain Second Amendment to Loan Agreement dated as of October 4, 1994 (the "Second Amendment"), pursuant to the terms of which, among other things, the revolving line of credit under the Loan Agreement was increased from $6,000,000 to $8,000,000, and Lender consented to the merger of LPEC and CCTV with and into Ultrak, with Ultrak being the surviving corporation. The Original Loan Agreement, as amended by the First Amendment and the Second Amendment, is referred to herein as the "Loan Agreement".

         D. In connection with the Second Amendment, Ultrak executed that certain Restated Revolving Credit Note dated October 4, 1994, in the original principal amount of $8,000,000, payable to the order of Lender (the "Restated Revolving Credit Note").

         E. Ultrak and Ultrak Operating and have requested that Lender consent to a proposed reorganization pursuant to which the following will occur:





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                 (1)      Ultrak would transfer its assets to Ultrak Operating;
         and

                 (2) Ultrak GP, Inc., a Delaware corporation and a wholly-owned subsidiary of Ultrak ("Ultrak GP") would own, as sole general partner, a 1% interest in Ultrak Operating; and Ultrak LP, Inc., a Delaware corporation and a wholly-owned subsidiary of Ultrak, would own, as sole limited partner, a 99% interest in Ultrak Operating;

         F. Lender has agreed to consent to the proposed reorganization subject to the terms of this Amendment.

         G. Therefore, in connection with the proposed reorganization, Ultrak, Ultrak Operating and Lender desire to amend the Loan Agreement and the Restated Revolving Credit Note in the manner provided below.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended hereby.

                                   ARTICLE II
                                   AMENDMENTS

         Section 2.01. Amendment.

         (a) Definition of Borrower. Effective as of the date hereof, and subject to the provisions of Section 2.01(e) below, the Loan Agreement is hereby amended such that any and all references to the words "Borrower", "Borrowers" or words of similar import contained in the Loan Agreement and/or any and all other agreements, documents and instruments by and between Ultrak, CCTV, and/or LPEC, on the one hand, and, or in favor of, Lender, on the other hand (the "Other Agreements") are hereby amended to individually and collectively refer to Ultrak and Ultrak Operating (individually, a "Borrower", and collectively, the "Borrowers"); and all such references shall be deemed to mean and include Ultrak, Ultrak Operating and either of them.

         (b)     Joint and Several Agreements.     All representations
contained in the Loan Agreement and/or the Other Agreements shall be deemed individually made by each Borrower; and, subject to the provisions of Section 2.01(e) below, each of the covenants, agreements and





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obligations of a "Borrower" set forth in the Loan Agreement and/or the Other
Agreements shall be deemed to be joint and separate covenants, agreements and obligations of the Borrowers. Any notice, request, consent, report or other information or agreement delivered to Lender by any Borrower shall be deemed to be ratified by, consented to and also delivered by the other Borrower. Each of Ultrak and Ultrak Operating recognizes and agrees that each covenant and agreement of "Borrower", "Borrowers" in the Loan Agreement and/or the Other Agreements shall create a joint and several obligation of such entities, which may be enforced against Ultrak and Ultrak Operating jointly, or against each such entity separately, subject to the provisions of Section 2.01(e) below.

         (c)     Obligations. Similarly, and subject to the provisions of
Section 2.01(e) below, the term "Indebtedness" in the Loan Agreement shall include, without limitation, all obligations, liabilities and indebtedness of Ultrak and Ultrak Operating, or any of them, to Lender, whether such obligations, liabilities and indebtedness shall be joint, several, joint and several, or individual.

         (d) Pre-Amendment Indebtedness. Notwithstanding the foregoing provisions of this Section 2.01 or anything to the contrary contained in the Loan Agreement and/or the Other Agreements, it is hereby agreed that Ultrak Operating shall not be obligated to Lender under the terms of the Restated Revolving Credit Note (as amended and restated by the Second Restated Revolving Credit Note) for the unpaid principal balance of the Indebtedness that was incurred by Ultrak under the Loan Agreement and/or the Other Agreements prior to the date of this Amendment and outstanding on the date of this Amendment (the "Pre-Amendment Indebtedness"). For purposes of determining on or after the date hereof which Indebtedness then outstanding under the Restated Revolving Credit Note constitutes Pre-Amendment Indebtedness hereunder, all payments received by Lender from Borrowers on account of the Indebtedness under the Restated Revolving Credit Note (as amended and restated by the Second Restated Revolving Credit Note) shall be deemed to be applied first in payment of the Pre-Amendment Indebtedness existing under Restated Revolving Credit Note (as amended and restated by the Second Restated Revolving Credit Note) until such time as the Pre-Amendment Indebtedness shall have been reduced to zero, and thereafter to the Indebtedness in such manner as Lender may deem advisable, at Lender's option.

                                  ARTICLE III
                                   CONDITIONS

         Section 3.01. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by Lender in writing:

                 (a) Lender shall have received a Second Restated Revolving Credit Note in the form of Exhibit A attached hereto, dated as of the date of this Amendment, and duly executed by Borrowers;





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                 (b)      Lender shall have received from Ultrak Operating a
         guaranty of the Pre-Amendment Indebtedness in form and substance reasonably acceptable to Lender, dated as of the date of this Amendment, and duly executed by Ultrak Operating;

                 (c) Lender shall have received a notice regarding the absence of oral agreements in form and substance reasonably acceptable to Lender, dated as of the date of this Amendment, and duly executed by Borrowers and all other persons reasonably required by Lender;

                 (d) Lender shall have received a Secretary's Certificate dated as of the date of this Amendment, in form and substance satisfactory to Lender, certified by the Secretary of Ultrak certifying among other things, (i) that Ultrak's Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by Ultrak of this Amendment and all such other loan documents to which it is or is to be a party, and (ii) the names of the officers of Ultrak authorized to sign this Amendment and each of such other loan documents to which it is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

                 (e) With regard to Ultrak Operating, Lender shall have received a Partner's Certificate dated as of the date of this Amendment, in form and substance satisfactory to Lender, certified by the general partner of Ultrak Operating certifying among other things,
         (i) that Ultrak Operating's partners have adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by Ultrak Operating of this Amendment and all such other loan documents to which it is or is to be a party, and (ii) the name of the partner of Ultrak Operating authorized to sign this Amendment and each of such other loan documents to which it is or is to be a party hereunder (including the certificates contemplated herein);

                 (f) With regard to each of Ultrak GP and Ultrak LP, Inc., Lender shall have received an Officer's Certificate dated as of the date of this Amendment, in form and substance satisfactory to Lender, signed by the respective Secretary of each certifying among other things, (i) that such corporation's Board of Directors has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by such corporation of all such loan documents to which it is or is to be a party, and (ii) the names of the officers of such corporation authorized to sign each of such loan documents to which it is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers;

                 (g) Lender shall have received a security agreement and financing statements signed by Ultrak Operating, for the purpose of creating and perfecting Lender's security interests in the Collateral;





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                 (h)      Lender shall have received certificates of insurance
         covering the assets and properties of Ultrak Operating, naming Lender as loss payee and providing such other endorsements as Lender may reasonably request;

                 (i) Lender shall have received such other certificates, documents, ratifications and amendments to security agreements and intercreditor agreements, validity guaranties, indemnifications and other agreements (including documents evidencing the proposed reorganization and conveyances, and documents evidencing loan transaction with other creditors of Borrowers) as Lender may, at its option, deem reasonably necessary in connection with the proposed reorganization of Ultrak and this Amendment;

                 (j) Lender shall have received an opinion of Borrowers' counsel pertaining to the authority of the Borrowers to enter into this Amendment and the Other Documents contemplated by this Amendment, the enforceability of the Loan Agreement, this Amendment and the Other Documents with regard to the Borrowers and other third parties, and such other matters as Lender may reasonably request;

                 (k) The representations and warranties contained herein, in the Loan Agreement, as amended hereby, and/or in the other documents and agreements relating hereto or thereto (hereinafter individually referred to as a "Loan Document" and collectively referred to as the "Loan Documents") shall be true and correct as of the date hereof as if made on the date hereof;

                 (l) No default shall have occurred under the Loan Agreement or any of the other Loan Documents and be continuing; and no default shall exist under the Loan Agreement, unless such default has been specifically waived in writing by Lender; and

                 (m) All corporate and partnership proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender.

                                 ARTICLE IV
   RATIFICATIONS, REPRESENTATIONS, WARRANTIES; JOINT AND SEVERAL LIABILITY

         Section 4.01. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect.

         Section 4.02. Representations and Warranties. Each Borrower hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate or partnership action, as applicable, on the part of such





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Borrower and will not violate the Partnership Agreement, Articles or
Certificate of Incorporation or Bylaws, as applicable, of such Borrower, (ii) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) each Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby, and (iv) Ultrak has not amended its Articles of Incorporation or Bylaws since the date of execution of this Amendment.

         Section 4.03 Joint and Several Liability; Rights of Contribution.

                 (a) Each Borrower states and acknowledges that: (i) pursuant to this Amendment, Borrowers desire to utilize their borrowing potential on a consolidated basis to the same extent possible if they were merged into a single entity; (ii) it has determined that it will benefit specifically and materially from the advances of credit contemplated by this Amendment and the Loan Agreement; (iii) it is both a condition precedent to the obligations of Lender hereunder and a desire of Borrowers that each Borrower execute and deliver to Lender this Amendment; and (iv) Borrowers have requested and bargained for the structure and terms of and security for the advances contemplated by this Amendment and the Loan Agreement.

                 (b) Each Borrower hereby irrevocably and unconditionally agrees, subject to the provisions of Section 2.01(e) above: (i) that it is jointly and severally liable to Lender for the full and prompt payment of all the Indebtedness and the full and prompt performance of all obligations of any Borrower under the Loan Agreement or any other Loan Document, notwithstanding anything herein or in any other Loan Document specifying that a particular Borrower is responsible for a given payment or performance; (ii) to fully and promptly perform all of its obligations hereunder and Lender the Loan Agreement with respect to each advance of credit hereunder as if such advance had been made directly to it; and (iii) to indemnify Lender on demand for and against any loss incurred by Lender as a result of any of the obligations of any of the Borrowers being or becoming void, voidable, unenforceable or ineffective for any reason whatsoever, whether or not known to Lender or any Person, the amount of such loss being the amount which Lender would otherwise have been entitled to recover from any Borrower.

                 (c) It is the intent of each Borrower that the indebtedness, obligations and liability under this Amendment, the Loan Agreement and the Second Restated Revolving Credit Note not be subject to challenge on any basis. Accordingly, as of the date hereof, the liability of each Borrower under this Section 4.03, together with all of its other liabilities to all Persons as of the date hereof and as of any other date on which a transfer is deemed to occur by virtue of this Amendment, calculated in amount sufficient to pay its probable net liabilities on its existing Indebtedness as the same become absolute and matured ("Dated Liabilities") is, and is to be, less than the amount of the aggregate of a fair valuation of its property as of such corresponding date ("Dated Assets"). To this end, each Borrower under this Section 4.03 (i) grants to and recognizes in the other Borrower, ratably, rights of subrogation and contribution in the amount, if any, by which the Dated Assets of such Borrower, but for the aggregate of subrogation and contribution in its favor recognized herein, would exceed the Dated Liabilities of such Borrower or, as the





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case may be, and (ii) acknowledges receipt of and recognizes its right to subrogation and contribution ratably from the other Borrower in the amount, if any, by which the Dated Liabilities of such Borrower, but for the aggregate of subrogation and contribution in its favor recognized herein, would exceed the Dated Assets of such Borrower under this Section 4.03. In recognizing the value of the Dated Assets and the Dated Liabilities, it is understood that Borrowers will recognize, to at least the same extent of their aggregate recognition of liabilities hereunder, their rights to subrogation and contribution hereunder. It is a material objective of this Section 4.03 that each Borrower recognizes rights to subrogation and contribution rather than be deemed to be insolvent (or in contemplation thereof) by reason of an arbitrary interpretation of its joint and several obligations hereunder.

                                   ARTICLE V
                                 MISCELLANEOUS

         Section 5.01. Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         Section 5.02. Reference to Loan Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         Section 5.03. Expenses of Lender. Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Lender's legal counsel, and all reasonable costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including without limitation the reasonable costs and fees of Lender's legal counsel.

         Section 5.04. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.





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         SECTION 5.05. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN
DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         Section 5.06. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrowers and their respective successors and assigns, except Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Lender.

         Section 5.07. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section 5.08. Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition of the Loan Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 5.09. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 5.10 Waiver Of Consumer Rights. EACH BORROWER HEREBY WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION
17.41 ET. SEQ. BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF BORROWERS' OWN SELECTION, EACH BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER. EACH BORROWER EXPRESSLY WARRANTS AND REPRESENTS THAT SUCH BORROWER (a) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION RELATIVE TO LENDER, AND (b) HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT.

                     EACH BORROWER HAS READ AND UNDERSTANDS
                         SECTION 5.10:  TDT (INITIALS)
                                        TDT (INITIALS)

         5.11 RELEASE. ULTRAK ACKNOWLEDGES AND AGREES THAT (A) IT HAS NO CLAIMS, COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES TO THE ORIGINAL LOAN DOCUMENTS AND THE PERFORMANCE OF ITS OBLIGATIONS THEREUNDER, OR (B) IF IT HAS ANY SUCH CLAIMS, COUNTERCLAIMS, OFFSETS, CREDITS OR DEFENSES TO THE LOAN AGREEMENT, THE OTHER AGREEMENTS,


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AND/OR ANY TRANSACTION RELATED TO THE ORIGINAL LOAN DOCUMENTS, SAME ARE HEREBY
WAIVED, RELINQUISHED AND RELEASED IN CONSIDERATION OF LENDER'S EXECUTION AND DELIVERY OF THIS AMENDMENT.

         IN WITNESS WHEREOF, Lender and Borrowers have caused these presents to be duly executed as of the day and year first above written.

                                        LENDER:

                                        PETRUS FUND, L.P.

                                        By: Perot Investments, Inc.

                                            By: /s/ STEVEN BLASNIK
                                                --------------------------------
                                                Steven Blasnik, President

                                        BORROWERS:

                                        ULTRAK, INC.

                                        By: /s/ TIM TORNO
                                            ------------------------------------
                                        Name: Tim Torno
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                        ULTRAK OPERATING, L.P.

                                        By: Ultrak GP, Inc.
                                            its General Partner

                                        By: /s/ TIM TORNO
                                            ------------------------------------
                                        Name: Tim Torno
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

Attachments:

Exhibit A - Form of Second Restated Revolving Credit Note





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